                                           SEMIANNUAL REPORT   |   June 30, 2002


                                                                      The Strong

                                                                      Life Stage

                                                                          Series


                              [PHOTO APPEARS HERE]


          Strong Conservative Portfolio

              Strong Moderate Portfolio

            Strong Aggressive Portfolio


                                                                   [STRONG LOGO]

                                           SEMIANNUAL REPORT   |   June 30, 2002

                                                                      The Strong

                                                                      Life Stage

                                                                          Series


Table of Contents


Investment Reviews

          Strong Life Stage Portfolios ........................  2

Financial Information

          Schedules of Investments in Securities
               Strong Life Stage Portfolios ...................  4
          Statements of Assets and Liabilities ................  5
          Statements of Operations ............................  6
          Statements of Changes in Net Assets .................  7
          Notes to Financial Statements .......................  9

Financial Highlights .......................................... 12

Directors and Officers ........................................ 14

================================================================================
A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

     1. The stock market is one of the backbones of America's economy and way of life.

     2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.

     3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500/(R)/ Index Average delivered a 10.2% rate of return.

     4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.

                                                                [SIGNATURE LOGO]

Performance is historical and does not represent future results.

Strong Life Stage Portfolios

The Portfolios' Approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. In order to achieve their investment objectives, the Funds invest substantially all of their assets in a group of the Strong Family of Funds (Underlying Funds). The Funds have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

Growth of an Assumed $10,000 Investment+
From 12-31-98 to 6-30-02

[GRAPHIC]

                  The Strong     The Strong      The Strong
                 Conservative     Moderate       Aggressive       S&P 500
                  Portfolio      Portfolio       Portfolio         Index*
Dec 98             $10,000        $10,000         $10,000         $10,000
Mar 99             $10,410        $10,540         $10,720         $10,498
Jun 99             $10,774        $10,890         $11,340         $11,238
Sep 99             $10,660        $10,660         $11,020         $10,537
Dec 99             $12,027        $12,665         $13,777         $12,104
Mar 00             $12,656        $13,640         $15,115         $12,381
Jun 00             $12,446        $13,221         $14,409         $12,053
Sep 00             $12,755        $13,567         $14,809         $11,936
Dec 00             $12,107        $12,443         $13,052         $11,003
Mar 01             $11,464        $11,271         $11,323          $9,699
Jun 01             $11,733        $11,602         $11,719         $10,267
Sep 01             $10,884        $10,341          $9,979          $8,760
Dec 01             $11,486        $11,173         $11,045          $9,696
Mar 02             $11,352        $11,057         $10,940          $9,723
Jun 02             $10,827        $10,293          $9,894          $8,421

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each Portfolio, made at its inception, with the performance of the S&P 500 Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Portfolios' performance?

A: The financial markets continued their disappointing performance during the first six months of 2002. Most equity indices experienced negative returns, while some fixed-income indices managed to generate modest positive returns.

     There were several factors contributing to disappointing performance. These included disappointing corporate earnings, continued threats of terrorism, and corporate accounting scandals that sapped investors' confidence. Thus, despite an improving economy that grew in excess of 5% during the first quarter, equities failed to emerge from a two-year slump. Meanwhile, the fixed-income markets, particularly among government bonds, rallied as nervous investors fled to the safety of high-quality debt. On the other hand, corporate bonds -- particularly high-yield securities -- struggled as disappointing earnings and scandals rocked these markets much as they did for equities.

     While the overall environment for equities was negative, some areas did perform well. Stocks in such sectors as defense, home construction, and healthcare providers benefited as demand in those industries remained strong. Small-capitalization stocks continued their recent trend of outperforming their large-cap counterparts, due in large part to their more reasonable valuations and simpler financial statements. Growth stocks, particularly among technology-related companies, struggled under the weight of high-profile disappointments and stagnant earnings growth.

Q:   How did your Portfolios perform?

A: Each of the Life Stage Portfolios produced negative returns during the first half of 2002, as the financial markets continued to struggle. The Conservative Portfolio produced the best return of the three, although it did post a moderate loss on an absolute basis for the period. This relative resilience was largely the result of the Portfolio's 60% weighting in fixed-income and cash funds. The Aggressive Portfolio produced the weakest performance of the three, attributable in part to the Portfolio's allocation of just 15% of assets to bond and cash funds. In addition, that Portfolio was more heavily weighted in Funds that emphasized growth-driven stocks, which struggled the most over the period.

Q: What investment strategies and techniques impacted your Portfolios' performance?

A: As we have discussed, fixed-income funds outperformed equity funds as investors fled to the relative safety of bonds. Thus, the performance of each of the three Portfolios was largely driven by its fixed-income weighting. The Portfolios' fixed-income funds performed well, particularly the Strong Government Securities Fund. That Fund also outperformed most other high-quality bond funds, due partially to its overweighting in Treasuries. Because these issues offer the highest level of quality available, they benefited the most from investors' growing wariness of stocks and other higher-risk investments.

     Among the equity Portfolios, the Strong Blue Chip Fund performed best, outpacing its broad-based benchmark, the S&P 500 Index, but producing a loss. The Fund's outperformance relative to its benchmark was largely due to large weightings in consumer and basic-materials stocks, which were among the strongest stock sectors for the period. The Strong Advisor Common Stock Fund benefited from its exposure to small-capitalization stocks, which generally held up better than large-capitalization stocks.

Q:   What is your future outlook?

A: The outlook for the financial markets remains mixed. Although the economy appears to be slowly improving, high-profile accounting scandals and threats of terrorism continue to create confusion and uncertainty -- a recipe for weak equity performance. Nonetheless, we believe continued economic improvement could combine with political stability in America and abroad to ignite an equity rally. As we wait for that scenario to emerge, we are reminded that it is during volatile times such as we are experiencing now that the Life Stage Portfolios, with their exposure to a variety of equity and fixed-income investment styles, can be particularly useful.

     We thank you for your investment.

Average Annual Total Returns
As of 6-30-02

Conservative Portfolio
--------------------------------------------------
          1-year                            -7.72%

          3-year                             0.17%

          Since Fund Inception               2.30%
          (12-31-98)

Moderate Portfolio
--------------------------------------------------
          1-year                           -11.29%

          3-year                            -1.86%

          Since Fund Inception               0.83%
          (12-31-98)

Aggressive Portfolio
--------------------------------------------------
          1-year                           -15.58%

          3-year                            -4.45%

          Since Fund Inception              -0.30%
          (12-31-98)


 From time to time, the Portfolios' advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. Source of the S&P index is Standard & Poor's Micropal.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                         STRONG CONSERVATIVE PORTFOLIO

                                                                Shares or
                                                                Principal       Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Investment Company Securities 95.8%
Strong Ultra Short-Term Income Fund -
  Investor Class                                                  544,509     $ 5,183,730
Strong Advisor Common Stock Fund - Class Z                        147,126       2,546,749
Strong Blue Chip Fund - Investor Class                            235,161       2,546,792
Strong Government Securities Fund -
  Investor Class                                                  119,450       1,306,784
Strong Growth and Income Fund - Investor Class                    144,846       2,557,989
Strong Growth Fund - Investor Class                               170,406       2,557,788
Strong Short-Term Bond Fund - Investor Class                      876,346       7,799,476
-----------------------------------------------------------------------------------------
Total Investment Company Securities (Cost $27,213,950)                         24,499,308
-----------------------------------------------------------------------------------------
Short-Term Investments (a) 4.0%
Repurchase Agreements 2.4%
ABN AMRO Inc. (Dated 6/28/02), 1.90%,
  Due 7/01/02 (Repurchase proceeds $300,048);
  Collateralized by: United States Government
  & Agency Issues (b)                                           $ 300,000         300,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $304,338);
  Collateralized by: United States Government
  & Agency Issues (b)                                             304,300         304,300
                                                                              -----------
                                                                                  604,300
Money Market Funds 1.6%
Strong Heritage Money Fund - Institutional Class                  400,000         400,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,004,300)                                  1,004,300
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments In Securities (Cost $28,218,250) 99.8%                       25,503,608
Other Assets and Liabilities, Net 0.2%                                             57,533
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $25,561,141
=========================================================================================

                           STRONG MODERATE PORTFOLIO

                                                                Shares or
                                                                Principal       Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Investment Company Securities 95.6%
Strong Ultra Short-Term Income Fund -
  Investor Class                                                  645,408     $ 6,144,283
Strong Advisor Common Stock Fund - Class Z                        523,178       9,056,215
Strong Blue Chip Fund - Investor Class                            836,177       9,055,792
Strong Government Securities Fund -
  Investor Class                                                  566,353       6,195,903
Strong Growth and Income Fund - Investor Class                    515,055       9,095,866
Strong Growth Fund - Investor Class                               605,955       9,095,382
Strong Short-Term Bond Fund - Investor Class                    1,038,743       9,244,817
-----------------------------------------------------------------------------------------
Total Investment Company Securities (Cost $70,748,897)                         57,888,258
-----------------------------------------------------------------------------------------
Short-Term Investments (a) 4.3%
Repurchase Agreements 0.6%
ABN AMRO Inc. (Dated 6/28/02), 1.90%,
  Due 7/01/02 (Repurchase proceeds $200,032);
  Collateralized by: United States Government
  & Agency Issues (b)                                           $ 200,000         200,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $182,123);
  Collateralized by: United States Government
  & Agency Issues (b)                                             182,100         182,100
                                                                              -----------
                                                                                  382,100
Money Market Funds 3.7%
Strong Heritage Money Fund -
  Institutional Class                                           2,200,000     $ 2,200,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,582,100)                                  2,582,100
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments In Securities (Cost $73,330,997) 99.9%                       60,470,358
Other Assets and Liabilities, Net 0.1%                                             82,073
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $60,552,431
=========================================================================================

                          STRONG AGGRESSIVE PORTFOLIO

                                                                Shares or
                                                                Principal       Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Investment Company Securities 94.8%
Strong Advisor Common Stock Fund - Class Z                        307,963     $ 5,330,845
Strong Blue Chip Fund - Investor Class                            492,172       5,330,228
Strong Government Securities Fund -
  Investor Class                                                  250,075       2,735,816
Strong Growth and Income Fund - Investor Class                    303,170       5,353,985
Strong Growth Fund - Investor Class                               356,690       5,353,910
Strong Short-Term Bond Fund - Investor Class                      152,877       1,360,605
-----------------------------------------------------------------------------------------
Total Investment Company Securities (Cost $35,022,614)                         25,465,389
-----------------------------------------------------------------------------------------
Short-Term Investments (a) 5.1 %
Repurchase Agreements 1.8%
ABN AMRO Inc. (Dated 6/28/02),1.90%,
  Due 7/01/02 (Repurchase proceeds $200,032);
  Collateralized by: United States Government
  & Agency Issues (b)                                           $ 200,000         200,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $286,436);
  Collateralized by: United States Government
  & Agency Issues (b)                                             286,400         286,400
                                                                              -----------
                                                                                  486,400
Money Market Funds 3.3%
Strong Heritage Money Fund - Institutional Class                  900,000         900,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,386,400)                                  1,386,400
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments In Securities (Cost $36,409,014) 99.9%                       26,851,789
Other Assets and Liabilities, Net 0.1%                                             19,710
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $26,871,499
=========================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  See Note 2(D) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                             Strong          Strong         Strong
                                                                          Conservative      Moderate      Aggressive
                                                                            Portfolio      Portfolio      Portfolio
                                                                          ------------    -----------    -----------
Assets:
  Investments in Securities, at Value
    (Cost of $28,218,250, $73,330,997 and $36,409,014, respectively)       $25,503,608    $60,470,358    $26,851,789
  Dividends and Interest Receivable                                             55,503         77,668         17,496
  Other Assets                                                                   2,108          4,407          2,215
                                                                           -----------    -----------    -----------
  Total Assets                                                              25,561,219     60,552,433     26,871,500

Accrued Operating Expenses and Other Liabilities                                    78              2              1
                                                                           -----------    -----------    -----------
Net Assets                                                                 $25,561,141    $60,552,431    $26,871,499
                                                                           ===========    ===========    ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                            $29,668,774    $75,989,971    $37,763,615
  Undistributed Net Investment Income                                           20,039        496,553         91,811
  Accumulated Net Realized Loss                                             (1,413,029)    (3,073,453)    (1,426,701)
  Net Unrealized Depreciation                                               (2,714,643)   (12,860,640)    (9,557,226)
                                                                           -----------    -----------    -----------
  Net Assets                                                               $25,561,141    $60,552,431    $26,871,499
                                                                           ===========    ===========    ===========
Capital Shares Outstanding (Unlimited Number Authorized)                     2,832,739      6,820,369      3,158,122

Net Asset Value Per Share                                                        $9.02          $8.88          $8.51
                                                                                 =====          =====          =====

                                                                               5

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                           Strong         Strong        Strong
                                                                        Conservative     Moderate     Aggressive
                                                                          Portfolio     Portfolio      Portfolio
                                                                        ------------    ----------    ----------
Income:
  Net Investment Income Received from Underlying Funds                   $  385,831     $  562,957    $  114,690
  Interest                                                                    3,281          5,533         2,191
                                                                         ----------     ----------    ----------
  Total Income                                                              389,112        568,490       116,881

Expenses:
  Administrative Fees                                                        37,982         88,172        38,782
  Custodian Fees                                                                 84            189            81
  Shareholder Servicing Costs                                                     4             12            19
  Professional Fees                                                           3,812          4,243         3,775
  Reports to Shareholders                                                     4,161         12,857        27,322
  Federal and State Registration Fees                                         5,837          9,281         8,578
  Other                                                                         880          1,732           961
                                                                         ----------     ----------    ----------
  Total Expenses Before Expense Offsets                                      52,760        116,486        79,518
  Expense Offsets (Note 3)                                                  (18,801)       (37,728)      (44,852)
                                                                         ----------     ----------    ----------
  Expenses, Net                                                              33,959         78,758        34,666
                                                                         ----------     ----------    ----------
Net Investment Income                                                       355,153        489,732        82,215

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Sales of Underlying Funds                           (349,084)      (286,500)     (318,127)
  Net Change in Unrealized Appreciation/Depreciation on Investments      (1,574,335)    (5,410,794)   (2,835,013)
                                                                         ----------     ----------    ----------
Net Loss on Investments                                                  (1,923,419)    (5,697,294)   (3,153,141)
                                                                         ----------     ----------    ----------
Net Decrease in Net Assets Resulting from Operations                    ($1,568,266)   ($5,207,562)  ($3,070,926)
                                                                         ===========    ==========    ==========

6

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Strong Conservative Portfolio            Strong Moderate Portfolio
                                                ---------------------------------      ---------------------------------
                                                Six Months Ended     Year Ended        Six Months Ended     Year Ended
                                                 June 30, 2002      Dec. 31, 2001       June 30, 2002      Dec. 31, 2001
                                                ----------------    -------------      ----------------    -------------
                                                  (Unaudited)                            (Unaudited)
Operations:
  Net Investment Income                           $   355,153       $   669,033          $   489,732        $ 1,083,105
  Net Realized Loss                                  (349,084)         (982,159)            (286,500)        (2,533,639)
  Net Change in Unrealized Appreciation/
    Depreciation                                   (1,574,335)         (729,108)          (5,410,794)        (4,387,691)
                                                  -----------       -----------          -----------        -----------
  Net Decrease in Net Assets
    Resulting from Operations                      (1,568,266)       (1,042,234)          (5,207,562)        (5,838,225)

Distributions:
  From Net Investment Income                         (337,298)         (686,426)                  --         (1,132,042)
  From Net Realized Gains                                  --          (372,949)                  --         (1,735,440)
                                                  -----------       -----------          -----------        -----------
  Total Distributions                                (337,298)       (1,059,375)                  --         (2,867,482)

Capital Share Transactions:
  Proceeds from Shares Sold                         5,308,647        19,135,889            8,403,020         29,107,630
  Proceeds from Reinvestment of Distributions         334,933         1,048,562                   --          2,859,023
  Payment for Shares Redeemed                      (5,011,451)       (9,139,953)          (4,488,237)       (13,330,628)
                                                  -----------       -----------          -----------        -----------
  Net Increase in Net Assets from
    Capital Share Transactions                        632,129        11,044,498            3,914,783         18,636,025
                                                  -----------       -----------          -----------        -----------
Total Increase (Decrease) in Net Assets            (1,273,435)        8,942,889           (1,292,779)         9,930,318

Net Assets:
  Beginning of Period                              26,834,576        17,891,687           61,845,209         51,914,891
                                                  -----------       -----------          -----------        -----------
  End of Period                                   $25,561,141       $26,834,576          $60,552,431        $61,845,209
                                                  ===========       ===========          -----------        -----------
Transactions in Shares of the Portfolio:
  Sold                                                558,252         1,904,175              888,059          2,770,368
  Issued in Reinvestment of Distributions              36,236           107,681                   --            291,373
  Redeemed                                           (532,045)         (900,714)            (480,921)        (1,264,097)
                                                      -------         ---------            ---------          ---------
  Net Increase in Shares of the Portfolio              62,443         1,111,142              407,138          1,797,644
                                                       ======         =========              =======          =========

                                                                               7
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                           Strong Aggressive Portfolio
                                                                        --------------------------------
                                                                        Six Months Ended    Year Ended
                                                                          June 30, 2002    Dec. 31, 2001
                                                                        ----------------   -------------
                                                                           (Unaudited)
Operations:
  Net Investment Income                                                     $    82,215      $   185,838
  Net Realized Loss                                                            (318,128)        (907,745)
  Net Change in Unrealized Appreciation/Depreciation                         (2,835,013)      (3,529,024)
                                                                            -----------      -----------
  Net Decrease in Net Assets Resulting from Operations                       (3,070,926)      (4,250,931)

Distributions:
  From Net Investment Income                                                         --       (2,003,001)
  From Net Realized Gains                                                            --       (1,182,745)
                                                                            -----------      -----------
  Total Distributions                                                                --       (1,385,746)

Capital Share Transactions:
  Proceeds from Shares Sold                                                   6,274,845       12,462,581
  Proceeds from Reinvestment of Distributions                                        --        1,379,200
  Payment for Shares Redeemed                                                (2,765,056)      (7,093,101)
                                                                            -----------      -----------
  Net Increase in Net Assets from Capital Share Transactions                  3,509,789        6,748,680
                                                                            -----------      -----------
Total Increase in Net Assets                                                    438,863        1,112,003

Net Assets:
  Beginning of Period                                                        26,432,636       25,320,633
                                                                            -----------      -----------
  End of Period                                                             $26,871,499      $26,432,636
                                                                            ===========      ===========

Transactions in Shares of the Portfolio:
  Sold                                                                          675,832        1,178,407
  Issued in Reinvestment of Distributions                                            --          143,180
  Redeemed                                                                     (300,771)        (674,841)
                                                                                -------        ---------
  Net Increase in Shares of the Portfolio                                       375,061          646,746
                                                                                =======        =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization
     The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended. Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the "Portfolios"), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

     Each Portfolio invests substantially all its assets in a combination of the following underlying funds: Strong Ultra Short-Term Income Fund - Investor Class, Strong Advisor Common Stock Fund - Class Z, Strong Blue Chip Fund - Investor Class, Strong Government Securities Fund - Investor Class, Strong Growth and Income Fund - Investor Class, Strong Growth Fund - Investor Class, and Strong Short-Term Bond Fund - Investor Class.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

     (A) Security Valuation -- Each Portfolio's investment in the underlying funds is valued at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Repurchase Agreements -- The Portfolios may enter into repurchase agreements with institutions that the Portfolios' administrator, Strong Capital Management, Inc. (the "Administrator"), has determined are creditworthy pursuant to procedures adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Portfolios to obtain those securities in the event of a default of the counterparty. On a daily basis, the Administrator monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

     (E) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Portfolios and are included in Expense Offsets reported in the Portfolios' Statements of Operations.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

3.   Related Party Transactions
     The Administrator, with whom certain officers and directors of the Portfolios are affiliated, is the Portfolios' shareholder servicing agent and transfer and dividend-disbursing agent. The Administrator also serves as the underlying funds' investment advisor. The Portfolios do not pay management fees; however, the Administrator receives management fees from managing the underlying funds. Administrative Fees, which are established by the terms of the administrative agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. The Administrator may also voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Administrator also allocates to each Portfolio certain charges or credits resulting from transfer agency banking activities based on each Portfolio's level of subscription and redemption activity. Charges allocated to the Portfolio by the Administrator, if any, are included in Other Expenses in the Portfolio's Statements of Operations. Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Portfolios and are included in Expense Offsets reported in the Portfolio's Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio had expense waivers and absorptions of $18,801, $37,728 and $44,852, respectively.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002, is as follows:

                                            Payable to/
                                         (Receivable from)      Shareholder Servicing      Unaffiliated
                                          Administrator at        and Other Expenses        Directors'
                                           June 30, 2002            Paid to Strong             Fees
                                          ----------------      ---------------------      ------------
     Strong Conservative Portfolio              $43                    $37,982                $  632
     Strong Moderate Portfolio                  (27)                    88,172                 1,131
     Strong Aggressive Portfolio                (71)                    38,782                   627

4.   Investment Transactions
     The aggregate purchases and sales of the underlying funds during the six months ended June 30, 2002, were as follows:

                                                Purchases         Sales
                                                ----------     ----------
     Strong Conservative Portfolio              $3,783,351     $2,796,041
     Strong Moderate Portfolio                   7,617,982      2,677,840
     Strong Aggressive Portfolio                 4,611,279      1,083,704

5.   Line of Credit
     The Portfolios have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Portfolios are subject to a $400 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio's total assets or any explicit borrowing limits in the Portfolios' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Portfolios. For the six months ended June 30, 2002, there were no borrowings by the Portfolios under the LOC.

--------------------------------------------------------------------------------

6.   Income Tax Information

     The following information for the Portfolios is presented on an income tax basis as of June 30, 2002:

                                                                    Gross          Gross        Net Unrealized
                                                Cost of          Unrealized      Unrealized      Depreciation
                                              Investments       Appreciation    Depreciation    on Investments
                                              -----------       ------------    ------------    --------------
     Strong Conservative Portfolio            $29,431,353         $115,608       $ 4,043,353      $ 3,927,745
     Strong Moderate Portfolio                 76,043,886          498,575        16,072,103       15,573,528
     Strong Aggressive Portfolio               37,657,351          194,410        10,999,972       10,805,562

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At December 31, 2001, the Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio had capital loss carryovers for federal income tax purposes of $15,096, $150,350 and $165,318, respectively, which expire in 2009.

     Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio realized, on a tax basis, post-October losses through December 31, 2001 of $254,863, $1,023,155 and $6,348, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG CONSERVATIVE PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                                Period Ended
                                                                   --------------------------------------------
                                                                   June 30,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/      2001        2000       1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $9.69      $10.78      $11.46      $10.00

Income From Investment Operations:
  Net Investment Income                                               0.12        0.31        0.41        0.28
  Net Realized and Unrealized Gains (Losses) on Investments          (0.67)      (0.87)      (0.32)       1.72
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   (0.55)      (0.56)       0.09        2.00

Less Distributions:
  From Net Investment Income                                         (0.12)      (0.32)      (0.57)      (0.19)
  From Net Realized Gains                                               --       (0.21)      (0.20)      (0.35)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (0.12)      (0.53)      (0.77)      (0.54)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.02      $ 9.69      $10.78      $11.46
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                                       -5.7%       -5.1%       +0.7%      +20.3%
  Net Assets, End of Period (In Thousands)                         $25,561     $26,835     $17,892     $13,347
  Ratio of Expenses to Average Net Assets Before Expense Offsets      0.4%*       0.4%        0.5%        1.5%
  Ratio of Expenses to Average Net Assets                             0.3%*       0.2%        0.3%        0.0%
  Ratio of Net Investment Income to Average Net Assets                2.6%*       3.1%        3.7%        3.7%
  Portfolio Turnover Rate                                            10.7%       35.2%       33.4%       53.7%


STRONG MODERATE PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                                Period Ended
                                                                   --------------------------------------------
                                                                   June 30,    Dec.  31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/      2001        2000       1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $9.64      $11.25      $12.08      $10.00

Income From Investment Operations:
  Net Investment Income                                               0.07        0.17        0.26        0.17
  Net Realized and Unrealized Gains (Losses) on Investments          (0.83)      (1.31)      (0.47)       2.49
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   (0.76)      (1.14)      (0.21)       2.66

Less Distributions:
  From Net Investment Income                                            --       (0.18)      (0.53)      (0.16)
  From Net Realized Gains                                               --       (0.29)      (0.09)      (0.42)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   --       (0.47)      (0.62)      (0.58)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $8.88      $ 9.64      $11.25      $12.08
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                                       -7.9%      -10.2%       -1.8%      +26.7%
  Net Assets, End of Period (In Thousands)                         $60,552     $61,845     $51,915     $26,606
  Ratio of Expenses to Average Net Assets Before Expense Offsets      0.4%*       0.4%        0.4%        0.6%
  Ratio of Expenses to Average Net Assets                             0.3%*       0.2%        0.3%        0.0%
  Ratio of Net Investment Income to Average Net Assets                1.6%*       1.9%        2.4%        2.3%
  Portfolio Turnover Rate                                             4.4%       22.9%       18.0%       35.0%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                   -----------------------------------------------
                                                                     June 30,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/      2001        2000        1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.50      $11.85      $13.08      $10.00

Income From Investment Operations:
  Net Investment Income                                                 0.03        0.07        0.12        0.09
  Net Realized and Unrealized Gains (Losses) on Investments            (1.02)      (1.89)      (0.81)       3.69
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.99)      (1.82)      (0.69)       3.78

Less Distributions:
  From Net Investment Income                                              --       (0.07)      (0.52)      (0.07)
  From Net Realized Gains                                                 --       (0.46)      (0.02)      (0.63)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --       (0.53)      (0.54)      (0.70)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $8.51       $9.50      $11.85      $13.08
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                                        -10.4%      -15.4%       -5.3%      +37.8%
  Net Assets, End of Period (In Thousands)                           $26,871     $26,433     $25,321      $9,038
  Ratio of Expenses to Average Net Assets Before Expense Offsets        0.6%*       0.6%        0.6%        1.6%
  Ratio of Expenses to Average Net Assets                               0.3%*       0.3%        0.3%        0.0%
  Ratio of Net Investment Income to Average Net Assets                  0.6%*       0.7%        1.1%        1.1%
  Portfolio Turnover Rate                                               4.1%       15.7%       14.0%       18.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

-----------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25402-0602
                                                             SLIF/WH2860 0602